Exhibit 10.15

SFX HOLDING CORPORATION

430 Park Avenue

New York, New York 10022

December 31, 2012

Nightlife Holdings LLC

MMG Nightlife LLC

Punta Cana Venue LLC

US Nightlife Management LLC

David Grutman, Inc.

SEBU Corp.

Dave Grutman

Brian Gordon

World on a String LLC

Gentlemen:

Re: Amendment of Asset Contribution Agreement

Reference is made to that certain Asset Contribution Agreement (the “Agreement”), dated as of November 21, 2012, by and among SFX Holding Corporation, a Delaware corporation (“Parent”), SFX-Nightlife Operating LLC, a Delaware limited liability company wholly owned by Parent (“Acquiror”, and together with Parent, the “Acquiring Parties”), Nightlife Holdings LLC, a Florida limited liability company (“Nightlife”), MMG Nightlife LLC, a Florida limited liability company and a wholly owned subsidiary of Nightlife (“MMG”), Punta Cana Venue LLC, a Delaware limited liability company and a wholly owned subsidiary of Nightlife (“Punta Cana”), US Nightlife Management LLC, a Florida limited liability company and a wholly owned subsidiary of Nightlife (“US Nightlife”),  David Grutman, Inc., a Florida corporation and a member of Nightlife (“Grutman Inc.”), SEBU Corp., a Florida corporation and a member of Nightlife (“SEBU”), Dave Grutman, an individual resident of Florida and sole stockholder of Grutman Inc. (“Grutman”), Brian Gordon, an individual resident of Florida and sole stockholder of SEBU (“Gordon”), and World on a String LLC, a New Jersey limited liability company and a member of Nightlife (“WOS” and, together with SEBU, Grutman Inc., Grutman and Gordon, the “Members”).  Nightlife, MMG, Punta Cana and US Nightlife are collectively referred to herein as the “Transferors” and each a “Transferor”.  The Members and the Transferors are collectively referred to herein as the “Transferor Parties”.  The Acquiring Parties and the Transferor Parties are collectively referred to herein as the “Parties” and each a “Party”.  All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Agreement.

The Parties agree to amend the Agreement as follows:

1.                                      The Cash Payment in Section 2.5 of the Agreement shall be paid at Closing as follows: (i) $5,000,000 in cash by wire transfer to an account designated by Nightlife at or prior to Closing; and (ii) $8,491,200 payable by Parent executing and delivering to Nightlife a promissory note substantially in the form attached hereto as Exhibit A (the “Note”). Parent’s obligations under the Note shall be secured by a pledge on all of Parent’s membership interest in the Acquiror, pursuant to the terms of a Pledge Agreement substantially in the form attached hereto as Exhibit B (the “Pledge Agreement”).

2.                                      The Transferor Parties agree not to file their U.S. federal and state income Tax Returns for 2012 until April 1, 2013. If the full amount of principal and interest due pursuant to the Note (together, the “Note Payments”) is not paid in full by February 28, 2013, the principal due pursuant to the Note (“Note Principal”) shall be treated as a “Future Payment” for purposes of Section 2.8(a)(iv) of the Agreement. Otherwise, each of the Transferor Parties will report as income for 2012 all of the Note Principal; provided, however, that if it is determined that all or any portion of the Note Principal is not properly reportable for 2012 pursuant to a final determination within the meaning of Section 1313(a) of the Code (and/or an equivalent provision applicable in a relevant jurisdiction), then

i.      any portion of the Note Principal determined not to be properly reportable in 2012 shall be shall be treated as a “Future Payment” for purposes of Section 2.8(a)(iv) of the Agreement, and

ii.   any penalty, interest or similar amount with respect thereto, together with reasonable expenses incurred by the Transferor Parties with respect to such final determination , shall be paid by Parent to the Transferor Parties on a grossed up basis utilizing a reasonable analogous application of the principles of Section 2.8(a)(iv) of the Agreement .

3.                                      The Transferor Parties shall not be required to provide a Pre-Closing Statement as set forth in Section 2.10(a) of the Agreement, and no adjustment to the Consideration will be made based on the Pre-Closing Statement. In connection with the foregoing, Sections 2.10(a), (b), (d) and (e) are hereby amended and restated in their entirety with the following text:

“(a)                           [Intentionally Omitted].

(b)                                 Closing Statement.  Within 90 days following the Closing Date, Parent shall prepare and deliver to the Transferors a certificate (the “Closing Statement”) setting forth Parent’s determination of Net Working Capital determined in accordance with the Balance Sheet Rules.  Following delivery of the Closing Statement, Parent shall provide the Transferors with any supporting documentation for the Closing Statement that the Transferors may reasonably request.

(d)                                 Fees and Expenses of Accounting Firm.   The fees, costs and expenses of the Independent Accounting Firm shall be borne by either Parent or the Transferors as follows:  (i) if the Net Working Capital determined by the Independent Accounting Firm is more than two (2%) percent greater than the Net Working Capital determined by the Parent, then Parent shall bear the fees, costs and expenses of the Independent Accounting Firm, and (ii) if the Net Working Capital determined by the Independent Accounting Firm is less than two (2%)

percent greater than to the Net Working Capital determined by Parent, then the Transferors shall bear the fees, costs and expenses of the Independent Accounting Firm.

(e)                                  Adjustment.  As used herein, “Difference” means the difference between (i) (A) if the Transferors fail to deliver an Objections Statement in accordance with Section 2.10(c), the Net Working Capital as set forth in the Closing Statement, or (B) if the Net Working Capital set forth in the Closing Statement is resolved by resolution of Parent and the Transferors or by submission of any remaining Disputes to the Accounting Firm, as contemplated by Section 2.10(c), the Net Working Capital as so resolved; and (ii) $100,000.   If the Net Working Capital exceeds $100,000, then the Consideration payable by Parent to the Transferors shall be increased by an amount equal to the Difference; if the Net Working Capital is less than $100,000, then the Consideration payable by Parent to the Transferors shall be reduced by an amount equal to the Difference.  Any downward or upward adjustment to the Consideration under this Section 2.10(e) shall be effected, at the election of Parent in its sole discretion, as follows: (x) the Transferor Parties or Parent, as applicable, shall promptly, but in no event later than five (5) Business Days following determination of the Net Working Capital in accordance with this Section 2.10, pay to Parent or the Transferor Parties, as applicable, an amount in cash equal to the Difference, (y) Parent shall cancel, in the manner set forth in Section 9.9 or issue, as applicable, a number of fully paid non-assessable shares of Parent Common Stock equal to the Difference divided by the Per Share Price or (z) the obligations under this Section 2.10(e) shall be satisfied using a combination of a cash payment under (x) and a cancellation or issuance, as applicable, of Parent Common Stock under (y).”

4.                                      Except as provided herein, the Agreement remains in full force and effect.

5.                                      This letter agreement shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of New York. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this letter agreement and any related agreement or the transactions contemplated hereby or thereby shall be brought exclusively in any federal or state court located in the State of New York, and each of the parties hereto hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient form. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.  This letter agreement may be signed in counterparts and delivered by facsimile or portable document format (pdf).

Please confirm by your signatures below that the forgoing amendments are acceptable to you.

Sincerely yours,

SFX HOLDING CORPORATION,
a Delaware corporation

By:	/s/ Robert F.X. Sillerman
Name:	Robert F.X. Sillerman
Title:	Chief Executive Officer

SFX-NIGHTLIFE OPERATING LLC
a Delaware limited liability company

By:	SFX Holding Corporation, its sole member

By:	/s/ Robert F.X. Sillerman
Name:	Robert F.X. Sillerman
Title:	Chief Executive Officer

AGREED AND ACCEPTED:

NIGHTLIFE HOLDINGS LLC,
a Florida limited liability company

By:	David Grutman, Inc., Member-Manager

By:	/s/ David Grutman
Name:	David Grutman
Title:	President

By: Sebu Corp., Member-Manager

By:	/s/ Brian Gordon
Name:	Brian Gordon
Title:	President

[Signatures continue on following page.]

MMG NIGHTLIFE LLC,
a Florida limited liability company

By:	Nightlife Holdings, LLC, Member-Manager

By: David Grutman, Inc., Member-Manager

	By:	/s/ David Grutman
	Name:	David Grutman
	Title:	President

By: Sebu Corp., Member-Manager

	By:	/s/ Brian Gordon
	Name:	Brian Gordon
	Title:	President

PUNTA CANA VENUE LLC,
a Delaware limited liability company

By:	Nightlife Holdings, LLC, Member-Manager

By: David Grutman, Inc., Member-Manager

	By:	/s/ David Grutman
	Name:	David Grutman
	Title:	President

By: Sebu Corp., Member-Manager

	By:	/s/ Brian Gordon
	Name:	Brian Gordon
	Title:	President

[Signatures continue on following page.]

US NIGHTLIFE MANAGEMENT LLC,
a Delaware limited liability company

By:	Nightlife Holdings, LLC, Member-Manager

By: David Grutman, Inc., Member-Manager

By:	/s/ David Grutman
Name:	David Grutman
Title:	President

By: Sebu Corp., Member-Manager

By:	/s/ Brian Gordon
Name:	Brian Gordon
Title:	President

DAVID GRUTMAN, INC.,
a Florida corporation

By:	/s/ David Grutman
Name:	David Grutman
Title:	President

SEBU CORP.,
a Florida corporation

By:	/s/ Brian Gordon
Name:	Brian Gordon
Title:	President

[Signatures continue on following page.]

DAVE GRUTMAN,
an individual resident of Florida

/s/ David Grutman

BRIAN GORDON,
an individual resident of Florida

/s/ Brian Gordon

WORLD ON A STRING LLC,
a New Jersey limited liability company

By:	/s/ Ryan Shinman
Name:	Ryan Shinman
Title:	Manager